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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 20, 2003

Target Corporation (Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Nicollet Mall Minneapolis, Minnesota		55403

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(612) 304-6073

Item 5.    Other Events

        Target Corporation (the "Corporation") is placing on file as Exhibit 99(a) a copy of the Corporation's press release dated February 20, 2003 containing its financial results for the quarter and fiscal year ended February 1, 2003. Final financial statements with additional analyses will be filed as part of the Corporation's Form 10-K for the year ended February 1, 2003. Also attached hereto as Exhibit 99(b) is a copy of the Corporation's press release dated February 20, 2003 providing additional disclosure related to its credit card operations.

Item 7.    Financial Statements and Exhibits

(c)	Exhibits

	99(a)	Target Corporation's press release dated February 20, 2003 containing its financial results for the quarter and fiscal year ended February 1, 2003.
	99(b)	Target Corporation's press release dated February 20, 2003 providing additional disclosure related to its credit card operations.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION
Date: February 20, 2003	By	/s/ Douglas A. Scovanner Douglas A. Scovanner Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description	Method of Filing
99(a)	Target Corporation's press release dated February 20, 2003 containing its financial results for the quarter and fiscal year ended February 1, 2003.	Electronic Transmission
99(b)	Target Corporation's press release dated February 20, 2003 providing additional disclosure related to its credit card operations.	Electronic Transmission

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SIGNATURES
INDEX TO EXHIBITS